UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: February 29, 2016

Date of reporting period: August 31, 2015

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire  03766

Semi-Annual Report

For The Six Months Ended

August 31, 2015

American Trust Allegiance Fund

October 2015

Dear Fellow Shareholders,

Markets abhor uncertainty, and as we pen this letter uncertainty abounds.  Stocks have retrenched accordingly, reversing gains from earlier in the year.  Investor worries largely center on two issues – the growth rate for China and to a lesser extent the prospective increase in interest rates by the U.S. Federal Reserve Board (the “Federal Reserve”).  In the “Investment Outlook” section of this letter, we share with you in some detail our views on China and what it means for investors.  We have written to you before about the Federal Reserve’s long-signaled intent to raise rates.  Our sole update at this point:  Just do it!  We expect markets to be relieved to have this event behind us.  With recent market declines and continued strength in the U.S. economy, we believe the overall valuation of domestic stocks is fair and for selected stocks that have had large price drops, we find valuation levels to be quite attractive.  We are making changes to our portfolio as opportunities present themselves in the more volatile stock market of recent months.

PERFORMANCE DISCUSSION

The performance of the American Trust Allegiance Fund (the “Fund”) during the six-month fiscal period ended August 31, 2015 (that constitutes the measurement period for this Semi-Annual Report) was a total return of -6.64% versus -5.32% for the S&P 500® Index.

Of the six-month relative performance, the lack of healthcare exposure in the Fund was a modest drawback for the period.  The exhibit below shows six-month performance by sector and sector weightings for the S&P 500® Index as compared to the Fund.  Lack of healthcare exposure through August contributed approximately 0.42% of underperformance.  This was the largest sector weight contributor to the Fund’s performance.  Partially offsetting this, the second and third largest factors in terms of attribution were our underweight of the energy and materials sectors.  These two sector underweights added a combined 0.72% to performance.  We repositioned the Fund in December with the specific aim of reducing commodity exposure, which led to underweights in energy and materials.

Specific standout securities which hurt relative performance during the six-month period were technology companies Qualcomm, Inc. and EMC Corp.  Conversely, standout securities that helped relative performance included food companies Post Holdings, Inc. and Gruma Corp., as well as pipeline company operator Williams Companies, Inc.

The exhibits below show six-month performance by sector and sector weightings for the S&P 500® Index as compared to the Fund.

American Trust Allegiance Fund

Six-month performance for the S&P 500® Index and its industry sectors, through 8/31/15

Source: American Trust Investment Advisors, LLC (“ATIA”), FactSet

					Attribution
	6-month	2/27/15 weights			of sector
Sector	Performance	S&P 500	ATAFX	Delta	weights in %
Cons. Disc.	-1.3%	12.5%	13.9%	1.4%	0.06
Health Care	-2.5%	14.8%	0.0%	-14.8%	(0.42)
Financials	-3.7%	16.0%	20.0%	4.0%	0.06
S&P 500	-5.3%
Cons. Staples	-5.7%	9.9%	18.4%	8.5%	(0.04)
Utilities	-6.3%	3.0%	1.6%	-1.4%	0.01
Technology	-6.5%	19.9%	27.7%	7.8%	(0.09)
Telecom	-7.8%	2.3%	2.0%	-0.3%	0.01
Industrials	-10.6%	10.3%	11.6%	1.3%	(0.07)
Materials	-15.8%	3.3%	0.0%	-3.3%	0.35
Energy	-16.2%	8.1%	4.7%	-3.4%	0.37

As of 8/31/15					0.24

One of the defining characteristics of our investing philosophy is that we seek to find “growth at a reasonable price”.  This investment philosophy, sometimes abbreviated to “GARP”, favors stocks of companies that are growing, and whose valuation we deem to be ‘reasonable’.  Of course, what is reasonable is debatable.  What is not debatable is the huge disparity in performance between large cap growth mutual funds and large cap value mutual funds.  Through August, 2015, the year-to-date performance difference is a stunning 9.30%.  As a

American Trust Allegiance Fund

GARP-oriented fund, we believe our occasional inclination toward value, both at the sector selection and individual security selection level, is a contributor to our performance.  In addition to the traditional growth and value schools of investing, some recent market movements have been attributed to ‘returns-based’ investors.  Another word for returns-based investing is momentum investing.  While we subscribe to a blend of growth and value, we definitely do not chase momentum.

Our view is that, with revenue growth increasingly hard to come by in a slowing global macro environment, growth investors seem willing to bid up the shares of those companies able to sustain growth to unreasonable price levels.  In a stock market that is tending toward expensive in aggregate, industry subsectors such as internet and biotech have attained particularly stretched valuations.  With higher interest rates likely in the coming months, we feel the calculus for discounting future growth will likely change, with particular risk for the high-flyers.  We believe that our GARP orientation and individual stock selection, emphasizing high quality franchises built on solid balance sheets, should serve us well on a relative basis when valuations come under pressure.

We utilize both a top-down and bottom-up methodology in defining sector weights.  While we believe that sector diversification can be important in reducing risk, we also believe that it is prudent and can be fruitful to pay attention to relative sector attractiveness and to act upon our insights.  Accordingly, our GARP-informed individual stock selection often helps us identify opportunities amongst sectors or alternatively confirms or challenges our top-down view. We have found that this reflexive top-down/bottom-up discipline makes for a more rigorous examination of, and reflection upon, what makes for an attractive/unattractive sector or stock. The exhibit below shows selected valuation and growth metrics for S&P 500® Index sectors as of August 31, 2015. A quick glance at Fund sector weights shows that, with the notable exception of consumer staples, we generally underweight groups that appear expensive relative to their history, and overweight groups that appear inexpensive relative to their history.  The second column shows the standard deviation to 10-year history for the price to earnings (“P/E”) ratios for each sector (next 12 months basis).

American Trust Allegiance Fund

Selected valuation and growth metrics for the S&P 500® Index sectors as of 8/31/15

Typical
portfolio		NTM	Std Dev to	NTM EPS	PEG	Free Cash
weights		P/E Ratio	10-yr History	Growth	Ratio	Flow Yield
--	Energy	22.0x	2.2	n.m.	n.m.	-1.2
	S&P 500®
	Index	16.0x	1.4	11%	1.4	4.6
+	Consumer
	Staples	19.0x	1.0	8%	2.3	4.8
-	Health Care	17.0x	0.3	12%	1.4	4.8
-	Consumer
	Discretionary	18.4x	-0.3	17%	1.1	4.2
++	Information
	Technology	15.4x	-0.5	14%	1.1	6.5
+++	Financials	13.0x	-0.6	12%	1.1	nm
--	Utilities	15.7x	-0.9	5%	3.0	0.4
--	Materials	14.8x	-1.1	11%	1.4	4.3
++	Industrials	15.1x	-1.4	9%	1.6	5.6
-	Telecom
	Services	12.4x	-1.4	7%	1.7	7.7

Key to relative sector weights (see prior table for exact sector weights)
+++	Significantly overweighted
++	Moderately overweighted
+	Slightly overweighted
-	Slightly underweighted
--	Moderately underweighted
---	Significantly underweighted

Source: ATIA, FactSet, GS Strategy Research

NTM P/E ratio – Next Twelve Months price to earnings ratio.  A commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

Standard Deviation (“SD”) – SD is a commonly used measure of variability used in statistics and probability. It shows the extent to which there is dispersion or variability from a central value, such as a mean (average) value. Low standard deviations mean there is little variability in the data, while high standard deviations mean there is extensive variability in the data. In a “normal” distribution (standard bell curve), 68% of the values will fall within one standard deviation of the mean (or average).

EPS – Earnings per share. The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company. EPS Growth is not a measure of future performance.

American Trust Allegiance Fund

PEG Ratio – (Price/earnings)/growth rate. This ratio, calculated by dividing the P/E ratio by an earnings growth rate, is used to relate how expensive a stock is on a relative basis after factoring in the expected growth in earnings, since higher growing stocks typically warrant higher P/E ratios. The higher the PEG ratio, the higher the valuation as measured by a P/E ratio is for a given unit of growth. Higher numbers are more “expensive” than lower values, all else being equal.

Free Cash Flow Yield – Free cash flow per share/Price per share. Higher numbers generally indicate more favorable stocks as investors like to minimize the amount they pay for a given level of cash flow.

P/E Ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; The price of a share of stick divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

INVESTMENT OUTLOOK

The stock market…is not the economy.  Thank goodness.  Despite the market volatility since August, and the meaningful drop in the level of the market, the U.S. economy has shown signs of strength.  Real gross domestic product (“GDP”) (after inflation) rose a robust 3.7% in the second quarter.  Auto sales in August, notwithstanding the stock market turmoil, were a ruddy and well above forecast 17.7 million – the highest since July 2005.  Construction spending in July was up 14% from last year, and showing signs of accelerating.  And lastly, consumer confidence for August was also up sharply, to the highest level since November 2007.

So what ails the market?  In a word:  China.

Now the world’s second largest economy, a slowing China has put the brakes on growth for both Chinese companies and multinationals that do meaningful business there.  Not only is China growing at a slower rate, but also it is transitioning from an industrial, export-led economy to one increasingly driven by local consumption and services rather than manufacturing.  This change in emphasis has mitigated the impact on consumer product sales – Apple, Inc.  continues to see good demand for its products, for instance – but exacerbated the impact for sellers of commodities and industrial goods.  In fact, given that Chinese demand had been huge for everything from copper to oil to gold, we are now in the midst of a prolonged commodity slump.  But arguably worse than the slowing Chinese economy itself has been the government’s response, which has dented its image of economic savvy and replaced it with an image of ineptitude and recklessness.  The misguided attempt to inflate the local Shenzhen stock market – which soared over 100% at government urging – led to a quick and utter collapse as the market gave back its gains in a short three months.  Panic ensued for Chinese stock market speculators…a whiff of which then drifted into world markets.

American Trust Allegiance Fund

As big as China is, its health is not nearly as significant to the U.S. economy as you might think.  Canada and Mexico are our largest trading partners; China is third.  Exports are 13% of U.S. GDP, of which 5% is to emerging markets and less than 1% to China.  Even allowing for a material drop in our exports to China, the effect will be small.  On the other hand, cheaper Chinese imports (post the devaluation of the Chinese currency) are a plus for us, as is the beneficial impact of lower commodity prices.  Gasoline and heating oil prices are down nearly 40% and 50% respectively from last year – a huge windfall to U.S. consumers (the gasoline impact alone is estimated to be $1,000 per household).

Are we concerned about China?  Yes and no.  We have made a number of portfolio changes, starting in May, to reduce our direct and indirect exposure to China.  Most of these changes involved a swap of one stock for another, reflecting our preference for U.S. economic exposure.  Examples include selling Chinese internet retailer Vipshops Holdings, Ltd. and swapping into Southwest Airlines Co.; and the swap of Tupperware Brands Corp. for Whole Foods Market, Inc.  But longer term, China will continue to be a huge and growing market for multinationals – so our changes were measured.

Although China was a proximate cause of the drop in U.S. stocks, it should be noted that it has been four years since we had last seen a 10% correction (versus every 12-18 months normally).  And while stocks had not strayed to levels that we thought were unduly expensive, neither were they inexpensive.

The chart below shows the S&P 500® Index’s price since the year 2000.  Also shown are five gray bands representing different valuation levels, using P/E ratios and the projected level of earnings.  While many equate higher stock prices with higher valuation levels, this fails to account for the higher earnings that companies earn over time.  The valuation bands shown below mirror (with different multipliers, or multiples) the level of earnings that S&P 500 companies are expected to earn.  So at the market’s bottom in 2009 the stock market was trading at a very inexpensive 10x earnings.  At the far left, at the height of the Tech bubble in 2000, the market was trading at 28x earnings (we didn’t bother with the bands for those lofty early years).  More recently, the market had moved up to close to 17x forward earnings.  With the 10% drop we have seen in recent months, we are back to about 15x.  We believe this level represents good value, especially given current low interest rates.

American Trust Allegiance Fund

Back toward Good Value
Price versus Valuation Levels, 2000 – 8/31/15
P/E bands using forward (next 12 month) earnings estimates

Source: FactSet data

With the stock market at lower levels and therefore, all else being equal, de-risked to some extent, and with a positive outlook for the domestic economy, we remain constructive on U.S. equities and on those of selected international shares.  As we discussed, the U.S. economy continues to show relative strength, and the most recent data is especially encouraging.  Bear markets in stocks are typically brought on by recessions, which we do not see as likely in the near term.  In fact, with inflation very subdued, plenty of capacity to grow the economy, very low interest rates (even in the wake of an expected modest bump by the Federal Reserve) and none of the debt-related excesses that often cause a downturn, we believe there is a fair probability that the U.S. economy can continue to grow for years to come.  Granted, growth has been subdued compared to prior cycles, but this “lower for longer” economic backdrop could be favorable for stocks… even if stocks continue to have their inevitable ups and downs.

American Trust Allegiance Fund

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins	Carey Callaghan

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed above are those of the investment adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund’s social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  This index is not available for investment and does not incur charges or expenses.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings.

Diversification does not assure a profit or protect against a loss in a declining market.

Delta – Difference between two numbers

The American Trust Allegiance Fund is distributed by Quasar Distributors, LLC.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2015 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 – 8/31/15).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2015 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/15	8/31/15	3/1/15 – 8/31/15*
Actual	$1,000.00	$ 933.60	$7.05
Hypothetical (5% return	$1,000.00	$1,017.85	$7.35
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at August 31, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited)

Shares	COMMON STOCKS: 97.82%	Value

	Administrative Support and Services: 1.27%
8,510	PayPal Holdings, Inc.*	$297,850

	Air Transportation: 2.92%
18,640	Southwest Airlines Co.	684,088

	Animal Production and Aquaculture: 0.84%
25,560	JBS SA - ADR	197,068

	Apparel Manufacturing: 6.55%
28,120	Burberry Group PLC - ADR	601,627
12,860	VF Corp.	931,450
		1,533,077

	Broadcasting (except Internet): 8.11%
8,940	Comcast Corp. - Class A	503,590
14,700	Liberty Global PLC - Class A*#	707,364
6,750	The Walt Disney Co.	687,690
		1,898,644

	Chemical Manufacturing: 3.39%
3,420	Colgate-Palmolive Co.	214,810
5,470	Praxair, Inc.	578,453
		793,263

	Computer and Electronic
	Product Manufacturing: 7.70%
6,115	Apple, Inc.	689,527
21,570	Cisco Systems, Inc.	558,232
6,570	IPG Photonics Corp.*	554,639
		1,802,398

	Construction of Buildings: 2.34%
10,760	Lennar Corp. - Class A	547,684

	Couriers and Messengers: 1.66%
2,580	FedEx Corp.	388,574

	Electrical Equipment, Appliance,
	and Component: 1.86%
2,600	Whirlpool Corp.	437,060

	Food and Beverage Stores: 3.06%
21,900	Whole Foods Market, Inc.	717,444

	Food Manufacturing: 5.34%
5,361	Gruma, S.A.B. de C.V. - ADR	289,440
5,980	Mondelez International, Inc. - Class A	253,313

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited), Continued

Shares		Value

	Food Manufacturing: 5.34% (Continued)
10,840	Post Holdings, Inc.*	$707,635
		1,250,388

	Heavy and Civil
	Engineering Construction: 1.72%
9,080	Chicago Bridge & Iron Co. NV#	402,062

	Insurance Carriers and
	Related Activities: 9.21%
6,420	Berkshire Hathaway, Inc. - Class B*	860,537
12,590	MetLife, Inc.	630,759
13,240	Principal Financial Group, Inc.	666,634
		2,157,930

	Leather and Allied
	Product Manufacturing: 1.15%
2,410	Nike, Inc. - Class B	269,318

	Machinery Manufacturing: 8.02%
10,340	Applied Materials, Inc.	166,319
3,260	Cummins, Inc.	396,905
25,230	FANUC Corp. - ADR	687,139
8,620	Lam Research Corp.	627,277
		1,877,640

	Nonstore Retailers: 0.98%
8,510	eBay, Inc.*	230,706

	Other Information Services: 3.51%
640	Google, Inc. - Class A*	414,605
661	Google, Inc. - Class C*	408,663
		823,268

	Paper Manufacturing: 1.18%
19,550	Graphic Packaging Holding Co.	275,655

	Petroleum and Coal
	Products Manufacturing: 3.20%
9,470	Phillips 66	748,793

	Professional, Scientific, and
	Technical Services: 0.91%
4,000	Verint Systems, Inc.*	213,320

	Real Estate: 4.97%
7,096	CBRE Group, Inc. - Class A*	227,214

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Unaudited), Continued

Shares		Value

	Real Estate: 4.97% (Continued)
43,470	Forest City Enterprises, Inc. - Class A*	$935,909
		1,163,123

	Rental and Leasing Services: 2.48%
13,810	AerCap Holdings NV*#	580,573

	Securities, Commodity Contracts, and
	Other Financial Investments and
	Related Activities: 3.00%
14,110	Lazard Ltd. - Class A*#	701,690

	Support Activities for Mining: 1.62%
4,920	Schlumberger Ltd.#	380,660

	Telecommunications: 1.83%
4,640	American Tower Corp.	427,762

	Transportation Equipment
	Manufacturing: 3.43%
6,960	WABCO Holdings, Inc.*	802,627

	Utilities: 5.57%
25,530	Kinder Morgan, Inc.	827,427
5,030	Sempra Energy	477,096
		1,304,523
	TOTAL COMMON STOCKS (Cost $20,146,764)	22,907,188

	SHORT-TERM INVESTMENTS: 2.33%
545,856	Fidelity Institutional Money Market
	Government Portfolio - Class I, 0.01%†	545,856
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $545,856)	545,856
	Total Investments in Securities
	(Cost $20,692,620): 100.15%	23,453,044
	Liabilities in Excess of Other Assets: (0.15)%	(36,308)
	Net Assets: 100.00%	$23,416,736

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of August 31, 2015.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2015 (Unaudited)

ASSETS
Investments in securities, at value (cost $20,692,620)	$23,453,044
Receivables:
Fund shares sold	2,153
Dividends and interest	22,108
Dividend tax reclaim	4,343
Prepaid expenses	9,260
Total assets	23,490,908

LIABILITIES
Payables:
Fund shares redeemed	158
Due to advisor	12,017
Administration fees	11,938
Audit fees	9,372
Transfer agent fees and expenses	10,970
Fund accounting fees	7,155
Legal fees	2,982
Custody fees	618
Shareholder reporting	14,372
Chief Compliance Officer fee	2,793
Accrued other expenses	1,797
Total liabilities	74,172

NET ASSETS	$23,416,736
Net asset value, offering and redemption price
per share [$23,416,736/ 886,021 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$26.43

COMPONENTS OF NET ASSETS
Paid-in capital	$18,900,639
Undistributed net investment loss	(31,118)
Accumulated net realized gain on investments	1,786,791
Net unrealized appreciation on investments	2,760,424
Net assets	$23,416,736

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2015 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $4,382)	$175,426
Interest	31
Total income	175,457
Expenses
Advisory fees (Note 4)	119,477
Administration fees (Note 4)	25,194
Transfer agent fees and expenses (Note 4)	22,570
Fund accounting fees (Note 4)	14,118
Registration fees	9,755
Audit fees	9,379
Legal fees	6,068
Trustee fees	4,550
Chief Compliance Officer fee (Note 4)	4,407
Reports to shareholders	4,025
Custody fees (Note 4)	2,822
Miscellaneous expense	1,842
Insurance expense	1,158
Total expenses	225,365
Less: advisory fee waiver (Note 4)	(43,005)
Net expenses	182,360
Net investment loss	(6,903)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized gain on investments	875,863
Net change in unrealized
appreciation on investments	(2,537,790)
Net realized and unrealized
loss on investments	(1,661,927)
Net decrease in net assets
resulting from operations	$(1,668,830)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2015	Year Ended
	(Unaudited)	February 28, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(6,903)	$5,742
Net realized gain on investments	875,863	1,613,894
Net change in unrealized
appreciation on investments	(2,537,790)	617,688
Net increase/(decrease) in net
assets resulting from operations	(1,668,830)	2,237,324
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(28,868)
From net realized gain on investments	—	(853,817)
Total distributions	—	(882,685)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change
in outstanding shares (a)	(160,530)	1,035,190
Total increase/(decrease) in
net assets	(1,829,360)	2,389,829
NET ASSETS
Beginning of period	25,246,096	22,856,267
End of period	$23,416,736	$25,246,096
Includes undistributed net
investment loss of	$(31,118)	$(24,215)

(a)	A summary of share transactions is as follows:

	Six Months Ended
	August 31, 2015		Year Ended
	(Unaudited)		February 28, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	23,927	$669,017	81,550	$2,229,399
Shares issued in
reinvestment of
distributions	—	—	27,019	691,691
Shares redeemed	(29,522)	(829,547)	(68,212)	(1,885,900)
Net increase/
(decrease)	(5,595)	$(160,530)	40,357	$1,035,190

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months
	Ended
	8/31/15		Year Ended
	(Unaudited)		2/28/15	2/28/14	2/28/13	2/29/12	2/28/11
Net asset value,
beginning of period	$28.31		$26.85	$23.26	$21.55	$20.47	$16.90
Income from
investment operations:
Net investment
income/(loss)	(0.01)		0.01	0.04	0.02	0.04	0.04
Net realized and
unrealized gain/(loss)
on investments	(1.87)		2.46	4.49	1.71	1.07	3.55
Total from investment
operations	(1.88)		2.47	4.53	1.73	1.11	3.59
Less distributions:
From net
investment income	—		(0.03)	(0.07)	(0.02)	(0.03)	(0.02)
From net
realized gain
on investments	—		(0.98)	(0.87)	—	—	—
Total distributions	—		(1.01)	(0.94)	(0.02)	(0.03)	(0.02)
Net asset value,
end of period	$26.43		$28.31	$26.85	$23.26	$21.55	$20.47
Total return	-6.64	%‡	9.62%	19.64%	8.04%	5.44%	21.25%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$23,417		$25,246	$22,856	$19,679	$17,754	$17,545
Ratio of expenses to
average net assets:
Before fee waiver	1.79	%†	1.79%	1.88%	1.94%	2.04%	2.13%
After fee waiver	1.45	%†	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waiver	(0.40	)%†	(0.32)%	(0.29)%	(0.40)%	(0.39)%	(0.44)%
After fee waiver	(0.06	)%†	0.02%	0.14%	0.09%	0.20%	0.24%
Portfolio turnover rate	24.98	%‡	50.95%	48.03%	50.66%	48.59%	76.63%

†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.  The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013 – 2015, or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
REITs:  The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of August 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2015:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$297,850	$—	$—	$297,850
Agriculture, Forestry,
Fishing, and Hunting	197,068	—	—	197,068
Construction	949,746	—	—	949,746
Finance and Insurance	2,859,620	—	—	2,859,620
Information	2,721,912	—	—	2,721,912
Manufacturing	9,041,426	—	—	9,041,426
Mining	1,129,453	—	—	1,129,453
Professional, Scientific,
and Technical Services	213,320	—	—	213,320
Real Estate, Rental,
and Leasing	2,171,458	—	—	2,171,458
Retail Trade	948,150	—	—	948,150
Transportation and
Warehousing	1,072,662	—	—	1,072,662
Utilities	1,304,523	—	—	1,304,523
Total Common Stocks	22,907,188	—	—	22,907,188
Short-Term Investments	545,856	—	—	545,856
Total Investments
in Securities	$23,453,044	$—	$—	$23,453,044

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at August 31, 2015, the end of the reporting period.  The Fund recognized no significant transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the six months ended August 31, 2015.

New Accounting Pronouncements: In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

 NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended August 31, 2015, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the six months ended August 31, 2015, the Fund incurred $119,477 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2015, the Advisor reduced its fees in the amount of $43,005; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $305,017 at August 31, 2015.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2016	$88,144
2017	91,336
2018	82,532
2019	43,005
$305,017

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the six months ended August 31, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$25,194
Fund Accounting	14,118
Transfer Agency (a)	12,234
Chief Compliance Officer	4,407
Custody	2,822

(a) Does not include out-of-pocket expenses

At August 31, 2015, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$11,938
Fund Accounting	7,155
Transfer Agency (a)	6,166
Chief Compliance Officer	2,793
Custody	618

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,064,020 and $6,161,086, respectively.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2015 (Unaudited), Continued

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2015, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

The tax character of distributions paid during the six months ended August 31, 2015 and the year ended February 28, 2015 was as follows:

	August 31, 2015	February 28, 2015
Ordinary income	$—	$37,864
Long-term capital gains	—	844,821

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2015, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$19,988,478
Gross tax unrealized appreciation	5,434,892
Gross tax unrealized depreciation	(136,678)
Net tax unrealized appreciation (a)	5,298,214
Undistributed ordinary income	79,554
Undistributed long-term capital gain	831,374
Total distributable earnings	910,928
Other accumulated gains/(losses)	(24,215)
Total accumulated earnings/(losses)	$6,184,927

(a) The book-basis and tax-basis net unrealized appreciation are the same.

At February 28, 2015, the Fund deferred, on a tax basis, post-October late-year losses of $24,215.

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at August 31, 2015 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you give us orally; and/or

•   Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  11/5/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  11/5/15

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer
Date  11/5/15

* Print the name and title of each signing officer under his or her signature